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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        We hereby consent to the use of our report dated January 26, 1996 relating to the consolidated financial statements of Central Bankshares, Inc. included in the Registration Statement on Form S-4 and to the reference of our Firm under the caption "Experts" in the Prospectus/Proxy Statement.

                                        /s/ Mauldin & Jenkins
                                        -------------------------
                                        MAULDIN & JENKINS


July 17, 1996
Albany, Georgia